EXHIBIT 99.1

NEWS RELEASE
SanDisk Corporation
601 McCarthy Boulevard
Milpitas, CA 95035-7932
Phone: 408-801-1000

SANDISK ANNOUNCES FOURTH QUARTER AND
2012 YEAR-END RESULTS

•	Delivers fourth quarter revenue of $1.54 billion with record SSD & Embedded sales

•	Gross margin improvements drive substantial sequential earnings growth

MILPITAS, Calif., January 23, 2013 - SanDisk Corporation (NASDAQ: SNDK), a global leader in flash memory storage solutions, announced today results for the fourth quarter and fiscal year ended December 30, 2012. Total fourth quarter revenue of $1.54 billion decreased 2% on a year-over-year basis and increased 21% on a sequential basis. Total revenue for fiscal 2012 of $5.05 billion decreased 11% from $5.66 billion in fiscal 2011.

On a GAAP(1) basis, fourth quarter net income was $214 million, or $0.87 per diluted share, compared to net income of $281 million, or $1.14 per diluted share, in the fourth quarter of fiscal 2011 and $77 million, or $0.31 per diluted share, in the third quarter of fiscal 2012. Net income for fiscal 2012 was $417 million, or $1.70 per diluted share compared to $987 million, or $4.04 per diluted share in fiscal 2011.

On a non-GAAP(2) basis, fourth quarter net income was $257 million, or $1.05 per diluted share, compared to net income of $317 million, or $1.29 per diluted share, in the fourth quarter of fiscal 2011 and net income of $118 million, or $0.48 per diluted share, in the third quarter of fiscal 2012. Net income for fiscal 2012 was $582 million, or $2.38 per diluted share compared to $1.14 billion, or $4.65 per diluted share in fiscal 2011. For reconciliation of non-GAAP to GAAP results, see accompanying financial tables and footnotes.

“SanDisk ended 2012 with strong momentum in our SSD business, which contributed 10% of our Q4 revenue. We are now supplying client SSDs to ten leading PC OEMs and our enterprise SSDs are qualified at a fourth storage OEM,” said Sanjay Mehrotra, president and chief executive officer of SanDisk. “We drove solid sequential growth in our embedded mobile products and continued to execute well in our retail business. We believe that our broadening customer engagements and expanding product portfolio position us well for strong profitability in 2013.”

FOURTH QUARTER 2012 KEY FINANCIAL METRICS

Metric	GAAP			Non-GAAP
in millions of US$, except %	Q412	Q411	Q312	Q412	Q411	Q312
Revenue	$1,542	$1,577	$1,273	$1,542	$1,577	$1,273
Gross Profit	$603	$662	$383	$615	$676	$395
% of revenue	39.1%	42.0%	30.1%	39.9%	42.9%	31.0%
Operating Income	$336	$416	$132	$368	$449	$164
% of revenue	21.8%	26.4%	10.4%	23.9%	28.5%	12.9%

At the end of the fourth quarter, SanDisk’s cash and short and long-term marketable investments totaled $5.71 billion.

CONFERENCE CALL
SanDisk’s fourth quarter of fiscal 2012 conference call is scheduled for 2:00 P.M., Pacific Time, Wednesday, January 23, 2013. The conference call will be webcast and can be accessed live, and throughout the quarter, at SanDisk’s website at www.sandisk.com/IR. To participate in the call via telephone, the dial-in number is 719-457-2679 and the dial-in password is 5242141. A copy of this press release will be furnished to the Securities and Exchange Commission on a current report on Form 8-K and will be posted to our website prior to the conference call.

ABOUT SANDISK
SanDisk Corporation (NASDAQ: SNDK) is a global leader in flash memory storage solutions, from research and development, product design and manufacturing to branding and distribution for OEM and retail channels. Since 1988, SanDisk’s innovations in flash memory and storage system technologies have provided customers with new and transformational digital experiences. SanDisk’s diverse product portfolio includes flash memory cards and embedded solutions used in smart phones, tablets, digital cameras, camcorders, digital media players and other consumer electronic devices, as well as USB flash drives and solid-state drives (SSD) for the computing market. SanDisk’s products are used by consumers and enterprise customers around the world.

SanDisk is a Silicon Valley-based S&P 500 and Fortune 500 company, with more than half its sales outside the United States. For more information, visit www.sandisk.com.

© 2013 SanDisk Corporation. All rights reserved. SanDisk and the SanDisk logo are trademarks of SanDisk Corporation, registered in the United States and other countries. Other brand names mentioned herein are for identification purposes only and may be the trademarks of their respective holder(s).

This press release contains certain forward-looking statements, including statements about our business prospects, including our expectations regarding strong profitability in 2013, continued growth of our SSD business as a result of increased customer engagements, our expanding product portfolio, our business and expected financial performance in fiscal 2013, that are based on our current expectations and are subject to numerous risks and uncertainties that may cause these forward-looking statements to be inaccurate and may significantly harm our business, financial condition and results of operations. We undertake no obligation to update the information contained in this press release. Risks that may cause these forward-looking statements to be inaccurate include among others:

•	competitive pricing pressures, resulting in lower average selling prices and lower or negative product gross margins;

•	inability to reduce our manufacturing costs to keep pace with reductions in average selling prices;

•
potential delays in product development or lack of customer acceptance of our solutions, particularly OEM products such as our embedded flash storage solutions, and client and enterprise SSD solutions;

•	inability to maintain or gain market share in client and enterprise SSD markets;

•	unpredictable or changing demand for our products, including for different form factors, capacities and underlying memory technologies;

•
excess or mismatched captive memory output or capacity, which could result in write-downs for excess inventory, lower of cost or market charges, lower average selling prices, fixed costs associated with under-utilized capacity or other consequences; and

•
the other risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in our Securities and Exchange Commission filings and reports, including, but not limited to, our Quarterly Report on Form 10-Q for the third fiscal quarter ended September 30, 2012.

(1)	GAAP represents U.S. Generally Accepted Accounting Principles.

(2)
Non-GAAP represents GAAP excluding the impact of share-based compensation expense, amortization and write-off of acquisition-related intangible assets, non-cash economic interest expense associated with the Company’s convertible debt, the non-cash change in fair value of the liability component associated with the repurchased portion of SanDisk’s convertible debt and related tax adjustments.

Investor Contacts:
Jay Iyer
408-801-2067
jay.iyer@sandisk.com

Brendan Lahiff
408-801-1732
brendan.lahiff@sandisk.com

Media Contact:
Lee Flanagin
408-801-2463
lee.flanagin@sandisk.com

# # # # #

SanDisk Corporation
Preliminary Condensed Consolidated Statements of Operations
(in thousands, except per share amounts, unaudited)

	Three months ended		Twelve months ended
	December 30, 2012	January 1, 2012	December 30, 2012	January 1, 2012
Revenues:
Product	$1,444,719	$1,473,444	$4,678,504	$5,287,555
License and royalty	96,784	103,476	374,005	374,590
Total revenues	1,541,503	1,576,920	5,052,509	5,662,145

Cost of product revenues	928,661	901,993	3,326,747	3,183,257
Amortization of acquisition-related intangible assets	9,830	13,186	42,542	39,742
Total cost of product revenues	938,491	915,179	3,369,289	3,222,999
Gross profit	603,012	661,741	1,683,220	2,439,146

Operating expenses:
Research and development	159,075	147,228	602,765	547,373
Sales and marketing	64,820	55,227	224,054	199,422
General and administrative	39,913	41,746	150,401	157,766
Amortization and write-off of acquisition-related intangible assets	3,229	1,877	9,905	4,485
Total operating expenses	267,037	246,078	987,125	909,046
Operating income	335,975	415,663	696,095	1,530,100
Other income (expense), net	(12,971)	2,871	(69,179)	(53,346)
Income before income taxes	323,004	418,534	626,916	1,476,754
Provision for income taxes	109,461	137,311	209,512	489,764
Net income	$213,543	$281,223	$417,404	$986,990

Net income per share:
Basic	$0.88	$1.16	$1.72	$4.12
Diluted	$0.87	$1.14	$1.70	$4.04

Shares used in computing net income per share:
Basic	241,451	241,775	242,076	239,484
Diluted	244,161	246,543	245,253	244,553

SanDisk Corporation
Reconciliation of Preliminary GAAP to Non-GAAP Operating Results (1)
(in thousands, except per share data, unaudited)

	Three months ended		Twelve months ended
	December 30, 2012	January 1, 2012	December 30, 2012	January 1, 2012
SUMMARY RECONCILIATION OF NET INCOME
GAAP NET INCOME	$213,543	$281,223	$417,404	$986,990
Share-based compensation (a)	19,160	18,432	78,443	63,110
Amortization and write-off of acquisition-related intangible assets (b)	13,059	15,063	52,447	44,227
Convertible debt interest (c)	23,036	21,316	89,963	111,354
Income tax adjustments (d)	(11,582)	(18,893)	(55,848)	(67,673)
NON-GAAP NET INCOME	$257,216	$317,141	$582,409	$1,138,008

GAAP COST OF PRODUCT REVENUES	$938,491	$915,179	$3,369,289	$3,222,999
Share-based compensation (a)	(2,070)	(1,358)	(7,459)	(4,674)
Amortization of acquisition-related intangible assets (b)	(9,830)	(13,186)	(42,542)	(39,742)
NON-GAAP COST OF PRODUCT REVENUES	$926,591	$900,635	$3,319,288	$3,178,583

GAAP GROSS PROFIT	$603,012	$661,741	$1,683,220	$2,439,146
Share-based compensation (a)	2,070	1,358	7,459	4,674
Amortization of acquisition-related intangible assets (b)	9,830	13,186	42,542	39,742
NON-GAAP GROSS PROFIT	$614,912	$676,285	$1,733,221	$2,483,562

GAAP RESEARCH AND DEVELOPMENT EXPENSES	$159,075	$147,228	$602,765	$547,373
Share-based compensation (a)	(9,981)	(10,929)	(41,010)	(34,177)
NON-GAAP RESEARCH AND DEVELOPMENT EXPENSES	$149,094	$136,299	$561,755	$513,196

GAAP SALES AND MARKETING EXPENSES	$64,820	$55,227	$224,054	$199,422
Share-based compensation (a)	(3,528)	(2,847)	(14,585)	(10,593)
NON-GAAP SALES AND MARKETING EXPENSES	$61,292	$52,380	$209,469	$188,829

GAAP GENERAL AND ADMINISTRATIVE EXPENSES	$39,913	$41,746	$150,401	$157,766
Share-based compensation (a)	(3,581)	(3,298)	(15,389)	(13,666)
NON-GAAP GENERAL AND ADMINISTRATIVE EXPENSES	$36,332	$38,448	$135,012	$144,100

GAAP TOTAL OPERATING EXPENSES	$267,037	$246,078	$987,125	$909,046
Share-based compensation (a)	(17,090)	(17,074)	(70,984)	(58,436)
Amortization and write-off of acquisition-related intangible assets (b)	(3,229)	(1,877)	(9,905)	(4,485)
NON-GAAP TOTAL OPERATING EXPENSES	$246,718	$227,127	$906,236	$846,125

GAAP OPERATING INCOME	$335,975	$415,663	$696,095	$1,530,100
Cost of product revenues adjustments (a) (b)	11,900	14,544	50,001	44,416
Operating expense adjustments (a) (b)	20,319	18,951	80,889	62,921
NON-GAAP OPERATING INCOME	$368,194	$449,158	$826,985	$1,637,437

GAAP OTHER INCOME (EXPENSE), NET	$(12,971)	$2,871	$(69,179)	$(53,346)
Convertible debt interest (c)	23,036	21,316	89,963	111,354
NON-GAAP OTHER INCOME (EXPENSE), NET	$10,065	$24,187	$20,784	$58,008

GAAP NET INCOME	$213,543	$281,223	$417,404	$986,990
Cost of product revenues adjustments (a) (b)	11,900	14,544	50,001	44,416
Operating expense adjustments (a) (b)	20,319	18,951	80,889	62,921
Convertible debt interest (c)	23,036	21,316	89,963	111,354
Income tax adjustments (d)	(11,582)	(18,893)	(55,848)	(67,673)
NON-GAAP NET INCOME	$257,216	$317,141	$582,409	$1,138,008

Diluted net income per share:
GAAP	$0.87	$1.14	$1.70	$4.04
Non-GAAP	$1.05	$1.29	$2.38	$4.65

Shares used in computing diluted net income per share:
GAAP	244,161	246,543	245,253	244,553
Non-GAAP	244,081	246,595	245,199	244,568

SanDisk Corporation
Reconciliation of Preliminary GAAP to Non-GAAP Operating Results (1)

(1)
To supplement our condensed consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), we use non-GAAP measures of operating results, net income and net income per share, which are adjusted from results based on GAAP to exclude certain expenses, gains and losses. These non-GAAP financial measures are provided to enhance the user's overall understanding of our current financial performance and our prospects for the future. Specifically, we believe the non-GAAP results provide useful information to both management and investors as these non-GAAP results exclude certain expenses, gains and losses that we believe are not indicative of our core operating results and because it is consistent with the financial models and estimates published by many analysts who follow the Company. For example, because the non-GAAP results exclude the expenses we recorded for share-based compensation, amortization and write-off of acquisition-related intangible assets related to acquisitions of Matrix Semiconductor, Inc. in January 2006, Pliant Technology, Inc. in May 2011, FlashSoft Corporation in February 2012 and Schooner Information Technology, Inc. in June 2012, non-cash economic interest expense associated with the convertible debt, non-cash change in fair value of the liability component of the repurchased portion of the convertible debt and related tax adjustments, we believe the inclusion of non-GAAP financial measures provides consistency in our financial reporting. These non-GAAP results are some of the primary indicators management uses for assessing our performance, allocating resources and planning and forecasting future periods. Further, management uses non-GAAP information that excludes certain non-cash charges, such as amortization and write-off of acquisition-related intangible assets, share-based compensation, non-cash economic interest expense associated with the convertible debt, non-cash change in fair value of the liability component of the repurchased portion of the convertible debt and related tax adjustments, as these non-GAAP charges do not reflect the cash operating results of the business or the ongoing results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. These non-GAAP measures may be different than the non-GAAP measures used by other companies.

(a)	Share-based compensation expense.

(b)
Amortization and write-off of acquisition-related intangible assets, primarily core technology, developed technology, customer relationships and trademarks related to the acquisitions of Matrix Semiconductor, Inc. (January 2006), Pliant Technology, Inc. (May 2011), FlashSoft Corporation (February 2012) and Schooner Information Technology, Inc. (June 2012).

(c)
Incremental interest expense relating to the non-cash economic interest expense associated with the Company's 1% Sr. Convertible Notes due 2013 and 1.5% Sr. Convertible Notes due 2017 and the non-cash change in fair value of the liability component of the repurchased portion of the 1% Sr. Convertible Notes due 2013.

(d)	Income taxes associated with certain non-GAAP to GAAP adjustments.

SanDisk Corporation
Preliminary Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	December 30, 2012	January 1, 2012
ASSETS
Current assets:
Cash and cash equivalents	$995,470	$1,167,496
Short-term marketable securities	1,880,034	1,681,492
Accounts receivable from product revenues, net	588,387	521,763
Inventory	750,075	678,382
Deferred taxes	93,877	100,409
Other current assets	298,517	206,419
Total current assets	4,606,360	4,355,961
Long-term marketable securities	2,835,931	2,766,263
Property and equipment, net	665,542	344,897
Notes receivable and investments in Flash Ventures	1,460,112	1,943,295
Deferred taxes	168,718	199,027
Goodwill	201,735	154,899
Intangible assets, net	246,919	287,691
Other non-current assets	153,810	122,615
Total assets	$10,339,127	$10,174,648

LIABILITIES
Current liabilities:
Accounts payable trade	$254,459	$258,583
Accounts payable to related parties	214,806	276,275
Convertible short-term debt	906,708	—
Other current accrued liabilities	257,539	337,517
Deferred income on shipments to distributors and retailers and deferred revenue	248,155	220,999
Total current liabilities	1,881,667	1,093,374
Convertible long-term debt	789,913	1,604,911
Non-current liabilities	407,947	415,524
Total liabilities	3,079,527	3,113,809

EQUITY
Stockholders’ equity:
Common stock	5,027,512	4,934,808
Retained earnings	2,071,268	1,796,849
Accumulated other comprehensive income	165,121	332,701
Total stockholders’ equity	7,263,901	7,064,358
Non-controlling interests	(4,301)	(3,519)
Total equity	7,259,600	7,060,839
Total liabilities and equity	$10,339,127	$10,174,648

SanDisk Corporation
Preliminary Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	Three months ended		Twelve months ended
	December 30, 2012	January 1, 2012	December 30, 2012	January 1, 2012
Cash flows from operating activities:
Net income	$213,543	$281,223	$417,404	$986,990
Adjustments to reconcile net income to net cash provided by operating activities:
Deferred taxes	24,814	3,013	34,368	(74,829)
Depreciation	49,478	30,025	161,949	114,984
Amortization	43,924	43,895	172,749	161,930
Provision for doubtful accounts	1,382	453	1,452	(1,476)
Share-based compensation expense	19,160	18,432	78,443	63,110
Excess tax benefit from share-based compensation	(1,899)	(9,075)	(16,015)	(24,895)
Impairment, restructuring and other	(3,954)	(24,320)	(18,366)	(49,438)
Other non-operating	21,737	22,889	92,043	86,660
Changes in operating assets and liabilities:
Accounts receivable from product revenues, net	(124,151)	(57,569)	(68,070)	(146,726)
Inventory	102,534	6,264	(71,260)	(158,534)
Other assets	(30,069)	(43,134)	5,318	(112,577)
Accounts payable trade	(63,888)	35,343	(4,124)	73,711
Accounts payable to related parties	(11,330)	17,454	(61,469)	34,531
Other liabilities	74,345	(115,341)	(194,568)	100,331
Total adjustments	102,083	(71,671)	112,450	66,782
Net cash provided by operating activities	315,626	209,552	529,854	1,053,772

Cash flows from investing activities:
Purchases of short and long-term marketable securities	(1,228,496)	(973,002)	(3,178,660)	(3,473,915)
Proceeds from sales of short and long-term marketable securities	613,799	572,876	2,197,302	2,849,232
Proceeds from maturities of short and long-term marketable securities	171,585	128,470	650,060	634,390
Acquisition of property and equipment, net	(105,341)	(78,609)	(487,973)	(192,876)
Investment in Flash Ventures	—	—	(50,439)	(83,316)
Notes receivable issuances to Flash Ventures	—	—	(142,316)	(399,281)
Notes receivable proceeds from Flash Ventures	153,413	167,872	511,289	416,388
Purchased technology and other assets	(3,755)	—	(4,000)	(100,000)
Acquisitions, net of cash acquired	(212)	—	(69,629)	(317,649)
Net cash used in investing activities	(399,007)	(182,393)	(574,366)	(667,027)

Cash flows from financing activities:
Proceeds from sale of convertible bond hedge	—	—	—	1,494
Purchase of warrants	—	—	—	(1,158)
Repayment of debt financing	—	—	—	(211,441)
Proceeds from employee stock programs	8,532	61,349	86,302	143,140
Excess tax benefit from share-based compensation	1,899	9,075	16,015	24,895
Share repurchase program	(38,577)	(4,039)	(230,081)	(4,039)
Net cash received for share repurchase contracts	—	—	2,675	—
Net cash provided by (used in) financing activities	(28,146)	66,385	(125,089)	(47,109)
Effect of changes in foreign currency exchange rates on cash	(3,488)	(898)	(2,425)	(1,289)
Net increase (decrease) in cash and cash equivalents	(115,015)	92,646	(172,026)	338,347
Cash and cash equivalents at beginning of period	1,110,485	1,074,850	1,167,496	829,149
Cash and cash equivalents at end of period	$995,470	$1,167,496	$995,470	$1,167,496